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                                                                    EXHIBIT 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
Stewart Finance Company Holdings, Inc.

      We consent to the use of our report in the Form SB-2 Registration Statement and related Prospectus of Stewart Finance Company and to the reference to our firm under the headings "Selected Financial Data" and "Experts" in the Prospectus.


                                         /s/ PECHTER & ASSOCIATES, P.C.
                                         ------------------------------
                                             PECHTER & ASSOCIATES, P.C.


Atlanta, Georgia
November 11, 1999